SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  May 18, 2004
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                         THE FIRST AMERICAN CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

California                            0-3658                          95-1068610
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(State or Other Jurisdiction        (Commission                    (IRS Employer
of Incorporation)                  File Number)              Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events and Required FD Disclosure.

     On May 18, 2004, The First American Corporation (the "Company") issued a press release announcing that its board of directors has approved a stock repurchase program authorizing the Company to repurchase up to $100 million of the Company's issued and outstanding Common shares. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by this reference.

Item 7.        Exhibits.


Exhibit No.                   Description
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99.1                          Press Release.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE FIRST AMERICAN CORPORATION



Date: May 18, 2004                    By:       /s/ Thomas A. Klemens
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                                         Name:      Thomas A. Klemens
                                         Title:     Executive Vice President and
                                         Chief Financial Officer